UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                September 3, 2004

                           Kronos International, Inc.
             (Exact name of Registrant as specified in its charter)

   Delaware                        333-100047                    22-2949593
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)                 Identification
 incorporation)                                                     No.)

   5430 LBJ Freeway, Suite 1700 Dallas, Texas                    75240-2697
   (Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.


On September 3, 2004, certain subsidiaries of Kronos International, Inc. ("Kronos") entered into the First Amendment Agreement Relating To A Facility Agreement Dated June 25, 2002 (the "Amendment"). The Amendment added two subsidiaries of Kronos as additional borrowers under Kronos' euro 80 million European revolving credit facility, a copy of which can be found as Exhibit No.
10.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Kronos International, Inc
                                     (Registrant)




                               By:/s/ Robert D. Graham
                                  ----------------------------
                                  Robert D. Graham
                                  Vice President, General
                                  Counsel and Assistant
                                  Secretary




Date:  September 7, 2004